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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 10, 2001




                          WESTERN WIRELESS CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                   Washington
               --------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         000-28160                                        91-1638901
----------------------------                  ---------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)


                              3650 131st Avenue SE
                               Bellevue, WA 98006
                     --------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (425) 586-8700




-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     The information set forth in the Registrant's press release dated May 10, 2001 (attached hereto as Exhibit 99.1) is incorporated herein by reference to such press release.

ITEM 7. EXHIBITS

         Designation of
     Exhibit in this Report                 Description of Exhibit
     ----------------------                 ----------------------
              99.1                          Registrant's press release dated
                                            May 10, 2001


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               WESTERN WIRELESS CORPORATION

                               Dated:  May 11, 2001



                               By: /s/ Jeffrey A. Christianson
                                   ----------------------------------------
                                       Jeffrey A. Christianson
                                       Sr. Vice President, General Counsel
                                       and Secretary